Exhibit 10.21

FIRST AMENDMENT TO BUSINESS LOAN AGREEMENT DATED JUNE 14, 2013

Principal $20,000,000.00	Loan Date 08-01-2014	Maturity 06-14-2015	Loan No 55120-0201	Call / Coll 9A00 / AA	Account 00000160370	Officer 00456	Initials
References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Heartland Financial USA, Inc.	Lender:	Bankers Trust Company
	1398 Central Avenue		453 7th Street
	Dubuque, IA 52001		P.O. Box 897
Des Moines, IA 50304-0897
(515)245-2863

This first Amendment to Business Loan Agreement by this reference is made a part of the Business Loan Agreement dated June 14, 2013, and is executed in connection with a loan or other financial accommodations between Heartland Financial USA, Inc, ("Borrower") and Bankers Trust Company ("Lender") on the following terms and conditions.
Borrower and Lender acknowledge the following change:
AFFIRMATIVE COVENANTS
Page 2 - Financial Statements.
MINIMUM ALLOWANCE FOR LOAN AND LEASE LOSSES TO GROSS LOANS AND LEASES: Borrower shall maintain, on a consolidated basis, an Allowance for Loan and Lease Losses to Gross Loans and Leases ratio of at least 1.0%. For this purpose, Borrower may include the Discount on Loans Acquired within the Allowance for Loan and Lease Losses. This covenant shall be measured quarterly.
READ BEFORE SIGNING. THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN AGREEMENT MAY BE LEGALLY ENFORCED. THE PARTIES MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.
BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT AND AGREES TO ITS TERMS.
BORROWER ACKNOWLEDGES RECEIPT OF AN EXECUTED COPY OF THIS AGREEMENT.
THIS FIRST AMENDMENT TO BUSINESS LOAN AGREEMENT DATED JUNE 14, 2013 IS EXECUTED ON AUGUST 1, 2014.
BORROWER:

HEARTLAND FINANCIAL USA, INC.

By: /s/ Bryan R. McKeag
Bryan R. McKeag, Chief Financial Officer of Heartland Financial USA, Inc.
LENDER:

BANKERS TRUST COMPANY

By: /s/ John Ruan, IV
John Ruan, IV, Vice President